EX-99.1
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Atlantic Security, Inc. for the quarter ended December 31, 2003,
I, Terence Sullivan Principal Executive Officer and Principal Financial Officer of Atlantic Security, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Atlantic Security, Inc.


February 10, 2003

                                        /s/ Terence Sullivan
                                        --------------------------
                                        Terence Sullivan
                                        Principal Executive Officer,
                                        Principal Financial Officer




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